SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     August 27, 1998
                                                     ---------------

                               The CIT Group, Inc.
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             (Exact name of registrant as specified in its charter)


         Delaware                  1-1861                    13-2994534
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        (State or other            (Commission               (IRS Employer
         jurisdiction of           File Number)              Identification No.)
         incorporation)


                           1211 Avenue of the Americas
                            New York, New York 10036
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Registrant's telephone number, including area code    (212) 536-1390
                                                      --------------


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         (Former name or former address, if changed since last report)

Item 5.           Other Events.
                  -------------

                  See the attached press release regarding a stock repurchase program announced by the Corporation, filed as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits.

                  99.1 Press Release, dated August 27, 1998, Regarding a Stock Repurchase Program of the Corporation.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   THE CIT GROUP, INC.
                                   ---------------------------------------------
                                   (Registrant)


                                   By: /s/ JOSEPH M. LEONE
                                   ---------------------------------------------
                                   Joseph M. Leone
                                   Executive Vice President and
                                   Chief Financial Officer

Dated:  August 27, 1998

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   THE CIT GROUP, INC.
                                   ---------------------------------------------
                                   (Registrant)


                                   By:
                                   ---------------------------------------------
                                   Joseph M. Leone
                                   Executive Vice President and
                                   Chief Financial Officer

Dated:  August 27, 1998

                                                                    Exhibit 99.1
[The CIT Group, Inc. Logo]
                                                  Contact: Jeffrey Simon
                                                           Senior Vice President
                                                           Investor Relations
                                                           (973) 535-5911



FROM:           THE CIT GROUP, INC.
                1211 AVENUE OF THE AMERICAS
                NEW YORK, NY  10036

FOR IMMEDIATE RELEASE




                THE CIT GROUP ANNOUNCES STOCK REPURCHASE PROGRAM

NEW YORK, NEW YORK, AUGUST 27, 1998 -- THE CIT GROUP, INC. (NYSE:CIT) today announced that its Board of Directors has authorized the repurchase of up to 2 million shares of the Company's common stock to provide for the Company's employee stock option plan which begins to vest in November, 1998. The stock repurchase program is authorized to take place over the next 12 months from time to time in the open market or in privately negotiated transactions.

"This stock repurchase program gives us an effective tool to fund our employee stock option plan," said Albert R. Gamper, Jr., President and CEO of CIT. "We also believe that the timing of this program enables us to take advantage of the stock being undervalued particularly in relation to the prospects for our future performance."

The CIT Group, Inc. one of the nation's largest commercial and consumer lending organizations, is an affiliate of and majority-owned by The Dai-Ichi Kangyo Bank, Limited, one of the largest banks in the world.